                             PEREGRINE SYSTEMS, INC.

                         NONQUALIFIED STOCK OPTION PLAN

                                November 29, 1990

PEREGRINE SYSTEMS, INC.

                                     CONTENTS




           Heading                                                         Page
           -------                                                         ----

1.        PURPOSE                                                             1

2.        DEFINITIONS                                                         1

3.        ADMINISTRATION                                                      2

4.        ELIGIBILITY                                                         2

5.        NUMBER OF SHARES                                                    3

6.        OPTION PRICE                                                        3

7.        TERM 0F PLAN                                                        3

8.        EXERCISE OF OPTIONS                                                 3

9.        AUTHORIZATION TO ISSUE SHARES AND
          SHAREHOLDER APPROVAL                                                5

l0.       STOCK OPTION AGREEMENT                                              6

11.       STOCK BUY-SELL AGREEMENT                                            6

12.       AMENDMENT OR TERMINATION OF PLAN                                    6

13.       OPTIONS NOT TRANSFERABLE                                            6

14.       RESTRICTIONS ON ISSUANCE OF STOCK                                   7

15.       ADJUSTMENTS UPON CHANGES IN
          CAPITALIZATION                                                      7

16.       REPRESENTATIONS AND WARRANTIES                                      7

17.       NO ENLARGEMENT OF EMPLOYEES RIGHTS                                  7

l8.       PRIVILEGES OF STOCK OWNERSHIP                                       8

19.       LEGENDS ON OPTIONS AND STOCK
          CERTIFICATES                                                        8

20.       AVAILABILITY OF PLAN                                                8

21.       APPLICABLE LAW                                                      9

                             PEREGRINE SYSTEMS, INC.

                         NONQUALIFIED STOCK OPTION PLAN

     l.        PURPOSE.  The purpose of this Peregrine Systems, Inc.
Nonqualified Stock Option Plan (the "Plan") is to permit Peregrine Systems, Inc., a California corporation (the "Company"), and its Parent Corporation or Subsidiary Corporation(s), if any, to retain the best available persons for positions of substantial responsibility and to provide additional incentives for the accomplishment of key Company objectives. The Nonqualified Stock Option Plan is intended to accomplish this purpose by allowing the Company to grant options to purchase shares of the Company's common stock. It is intended that all options granted under this Nonqualified Stock Option Plan are nonqualified options and shall not qualify as incentive stock options ("Incentive Stock options") within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended.

     2.        DEFINITIONS

                    (a) "Board" shall mean the Board of Directors of the Company.

                    (b) "Committee" shall mean the Stock Option Plan Committee, which is appointed by the Board.

                    (c) "Company" shall mean Peregrine Systems, Inc., a California corporation.

                    (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                    (e) "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.

                    (f) "Optionee" shall mean an employee of or consultant to the Company, or of any Subsidiary of the Company, to whom an Option is granted under the Plan.

                    (g) "Option Price" shall mean the purchase price for Stock under an Option, as determined in Section 6, below.

                    (h) "Plan" shall mean this Peregrine Systems, Inc. Nonqualified Stock Option Plan.

                    (i)  "Stock" shall mean the common stock of the Company.

                    (j) "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Sections 425(f) and 425(g) of the Code.

     3.             ADMINISTRATION.

                    (a) The Plan shall be administered by the Board or by the Committee as appointed by the Board. (For purpose of this Plan document, the term "Board" shall mean the Committee to the extent that the Board's powers have been delegated to the Committee.)

                    (b) The Board shall have sole authority in its absolute discretion to (i) determine which employees of or consultants to the Company shall receive Options; (ii) subject to the express provisions of this Plan, to determine the time when Options shall be granted, the terms and conditions of Options other than those terms and conditions fixed under this Plan, and the number of shares which may be issued upon exercise of the Options. The Board shall adopt by resolution such rules and regulations as may be required to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan. All decisions, determinations, and interpretations of the Board shall be final and binding on all Optionees. Administration of the Plan with respect to members of the Committee shall not be delegated, but shall at all times remain vested in the Board. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. Furthermore, the Board at any time by resolution may abolish the Committee and revest in the Board the administration of the Plan.

                    (c) With respect to Options granted to a key employee or consultant who is also a member of the Board, the Board shall take action by a vote sufficient without counting the vote of such member of the Board, although such member of the Board may be counted in determining the presence of a quorum at a meeting of the Board which authorizes the granting of Options to such member of the Board.

                    (d) The Committee, if appointed pursuant to this Section 4, shall report to the Board the name of employees or consultants granted
Options, the number of shares covered by each Option and the terms and conditions of each such Option.

     4.             ELIGIBILITY.

     (a) Options under this Plan may be granted to employees of or consultants to the Company. The determination as to whether an employee or consultant is eligible to receive Options hereunder shall be made by the Board in its sole discretion (except that grants of options to any member of the Board shall be made by a majority vote of disinterested directors), and the decision of the Board shall be binding and final. For purposes of this Plan, the term "consultant" shall mean any person, including an advisor, who is engaged by the Company or any parent or subsidiary of the Company to render services and is compensated for such services, and any member of the Company's Board of Directors.

     5. NUMBER OF SHARES. The maximum aggregate number of shares which may be optioned and sold under this Plan is Five Hundred Thousand (500,000) shares of authorized but unissued Stock of the Company. In the event that Options granted under this Plan shall terminate or expire without being exercised, in whole or in part, the shares subject to such unexercised options shall again become available for the granting of Options under this Plan.

     6. OPTION PRICE. The Option Price for shares of Stock to be issued under this Plan shall be equal to the fair market value of such shares on the date on which the Option covering such shares is granted. The fair market value of shares of Stock for all purposes of this Plan shall be determined by the Board in its sole discretion, exercised in good faith.

     7.        TERM OF PLAN.  The Plan shall be effective as of
November 15, 1990, and shall continue in effect until November 15, 2000 unless terminated earlier. No Option may be granted hereunder after November 15, 2000.

     8. EXERCISE OF OPTIONS. Subject to the limitations set forth herein and/or any applicable Stock Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

               (a) GENERAL. Subject to the other provisions of this Section 8, Options shall vest and become exercisable at such times and in such installments as the Board shall provide in an individual stock option agreement to be entered by the Company and each Optionee. Notwithstanding the foregoing, the Board may in its own discretion, accelerate the time at which an Option or installment thereof may be exercised. For purposes of this Plan, any vested installment of an option granted hereunder shall be referred to as an "Accrued Installment."

               (b) TERMINATION OF OPTIONS. All installments of an Option shall expire and terminate on such date as the Board shall determine, but in no event later than ten (10) years from the date such option was granted ("Option Termination Date"). Unless provided otherwise in this Section 8 or in the

Stock Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Stock Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

               (c)  SALE OR REORGANIZATION

                    (i) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon a sales of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company (other than a reorganization, merger, consolidation, sale or similar transaction effected solely for the purpose of reincorporation the Company in another jurisdiction), an Option shall become immediately vested and exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date an agreement providing for such transaction is executed and ending as of the earlier of:

                         (A) The applicable expiration date for such Option as
provided for in the Stock Option Agreement; or

                         (B) The date on which the disposition of assets or
stock contemplated by any such agreement is consummated.

                    (ii) Upon the consummation of any transaction specified in
Section 8(c)(i) above, this Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for assumption of such Options previously granted or the substitution for such Options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

               (d) TERMINATION OF EMPLOYMENT OR CONSULTANCY OTHER THAN BY DEATH OR DISABILITY. In the event that the employment or consultancy of an Optionee with the Company is terminated for any reason other than the death or permanent and total disability, any installments under the Option which have not accrued as of the termination date shall expire and become unexercisable as of the termination date. All Accrued Installments as of the termination date shall remain exercisable for a period not to exceed thirty
(30) days following the termination date; PROVIDED, HOWEVER, that the Board of Directors may in its discretion extend the period of exercisability of the Option beyond a termination of such Optionee's employment or consultancy until a date not later than the Option Termination Date.

               (e) DEATH OR DISABILITY OF OPTIONEE WHILE EMPLOYED. In the event that the employment of an Optionee with the Company is terminated by reason of death or permanent and total disability, any unexercised Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexerciseable as of the earlier of

                         (i) The applicable Options Termination Date; or

                         (ii) The first anniversary of the date of termination of employment or consultancy of such Optionee by reason of his death or permanent and total disability. Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or by laws of descent and distribution. Any installments under such a deceased or disabled Optionee's Option that have not accrued as of the date of his termination of employment or consultancy, due to death or permanent and total disability shall expire and become unexerciseable as of said termination date. For purpose of this Plan, the term "permanent and total disability" shall be defined under Internal Revenue Code Section 105(d)(4).

               (f) EXERCISE OF OPTIONS. An Option may be exercised in accordance with this Section 8 as to all or any portion of the shares covered by an Accrued Installment of the Option from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a share.

               (g) PAYMENT. The entire Option Price shall be paid in cash at the time the Option is exercised; provided, however, that an Optionee may elect to pay for all or some of his Option shares with shares of Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable law. An Optionee's right to use Company shares to exercise an Option is expressly conditioned upon his making representations and warranties satisfactory to the Company regarding his title to the shares used to exercise such Option. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares as determined by the Board. As a condition to the exercise of an Option, the Board may in its sole discretion, require the Optionee to pay, in addition to the purchase price of the shares covered by the option, an amount equal to any federal, state and local taxes that may be required to be withheld in connection with the exercise of such Option.

     9.        AUTHORIZATION TO ISSUE OPTIONS AND SHAREHOLDER APPROVAL.
Options granted under the Plan shall be conditioned upon the Company satisfying requirements imposed by any regulatory authority. The grant of Options under the Plan also is conditioned on approval of the Plan by the stockholders of the company as required by applicable law and/or the Company's Articles of Incorporation or Bylaws, and no Option shall be granted hereunder unless and until the Plan has been so approved.

     10. STOCK OPTION AGREEMENT. The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the person to whom the Option is granted. Each Stock Option Agreement shall incorporate this Plan by reference and shall include such provisions as are determined to be necessary or appropriate by the Board.

     11. STOCK BUY-SELL AGREEMENT. As a condition to the granting of any Option hereunder and the subsequent exercise of any such option, the Board may require the Optionee to enter into a stock restriction agreement with the Company for the purpose of limiting the sale or other transfer of ownership of Stock acquired by the Optionee,

     12.       AMENDMENT OR TERMINATION OF THE PLAN.

               (a) The Board may amend, suspend and/or terminate the Plan at any time; provided, however, that except as provided in Section 16 below, the Board shall not amend the Plan in the following respects without shareholder approval:

                    (i) To increase the maximum number of shares subject to the Plan;

                    (ii) To change the designation or class of persons eligible to receive Options under the Plan;

                    (iii) To extend the term of the Plan or the maximum Option exercise period; or

                    (iv) To decrease the minimum price at which shares may be optioned under the Plan.

               (b) No amendment, suspension or termination of the Plan shall adversely affect Options granted on or prior to the date hereof, as evidenced by the execution of a stock option agreement by both the Company and the Optionee, without the consent of such Optionee.

     13. OPTIONS NOT TRANSFERABLE. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     14. RESTRICTIONS ON ISSUANCE OF SHARES. The Company, during the term of this Plan, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authorization shall not have been obtained.

     15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of Stock of the Company are increased, decreased, changed into or exchanged for a different number of kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or any other increase or decrease in such shares effected without receipt of consideration by the Company, upon proper authorization of the Board an appropriate and proportionate adjustment shall be made in the number or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to individual Optionees under this Plan upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustments may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Stock or other classes of the Company's securities.

     16. REPRESENTATIONS AND WARRANTIES. As a condition to the granting and the exercise of any portion of an Option, the Company may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may, in the judgement of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the Option and/or shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

     17. NO ENLARGEMENT OF EMPLOYEE OR CONSULTANT RIGHTS. This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue the Plan indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee or consultant, or to be consideration for or a condition of employment or consultancy of any employee. Nothing contained in the Plan shall be deemed to give any employee or consultant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge or retire any employee or consultant thereof at any time. No employee or consultant shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee or consultant, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation and Bylaws, as the same may be amended from time to time.

     18. PRIVILEGES OF STOCK OWNERSHIP. No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Stock issuable upon exercise of such shares shall have been issued. No adjustments shall be made for dividends or other rights for which the record date is prior to the date of issuance of such certificate, except as provided in Section 15.

     19. LEGENDS ON OPTIONS AND STOCK CERTIFICATES. Unless an appropriate registration statement is filed pursuant to the Federal Securities Act of 1933, as amended with respect to the shares of Stock issuable under this Plan, each certificate representing such Stock shall be endorsed with the following legend or its equivalent:

          Neither the option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Federal Securities Act of 1933, as amended ("Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder and except as otherwise provided in Peregrine System, Inc.'s Nonqualified Stock Option Plan.

In addition to the foregoing legend, each Stock option Agreement and each certificate representing shares of Stock acquired upon exercise of an option shall be endorsed with all legends, if any, required by applicable state securities laws to be placed on the Stock Option Agreement and/or the certificate.

     20. AVAILABILITY OF PLAN. A copy of this Plan shall be delivered to the secretary of the Company and shall be shown by the Secretary to any eligible person making reasonable inquiry concerning the Plan.

     21. APPLICABLE LAW. This Plan shall be governed by and Construed in accordance with the internal substantive laws of the State of California without reference to conflicts of law principles.


                IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by-the Board on November 29, 1990, the Company has caused this Plan to be duly executed by its duly authorized officers, effective as of the date of such Board adoption.


                                 PEREGRINE SYSTEMS, INC.


                                 By:  /s/ James W. Butler

                                 James W. Butler,
                                 President


                                 By: /s/ Deborah S. Mings

                                 Deborah S. Mings,
                                 Secretary

                        PEREGRINE SYSTEMS, INC.
                        STOCK OPTION AGREEMENT







Form Date: 11/29/90

                              PEREGRINE SYSTEMS, INC.
                              STOCK OPTION AGREEMENT


               This AGREEMENT is made effective as of the _________day of ______, 19 _____ ("Option Grant Date"), by and between PEREGRINE SYSTEMS, INC., a California corporation, ("Company") and ("Optionee").


                                    RECITALS

          WHEREAS, the Board of Directors of the Company has established the Peregrine Systems, Inc. Nonqualified Stock Option Plan ("Plan") effective as of November 29, 1990; and

          WHEREAS, pursuant to the provisions of said Plan, the Board of Directors of the Company, by action duly taken on _________, 19___ , granted to the Optionee an option or options ("0ption(s)") to purchase shares of the common stock of the Company ("Common Stock") on the terms and conditions set forth herein.


                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

          1. THE OPTION(s). The Optionee at the optionee's option and on the terms and conditions set forth herein, may purchase all or any part of an aggregate of shares of common Stock at the price per share set forth in Section 2 below ("Option Price").

          2. OPTION PRICE AND EXERCISE DATES. The Option(s) shall be exercisable at the option Price as to the specified number of shares ("Optioned Shares") on and after the "Start" dates and on or before the "Terminate" dates set forth below:


                         Option         Exercise            Dates
Number of Shares         Price          Start               Terminate
________________         _____          __________          _________
________________         _____          __________          _________
________________         _____          __________          _________
________________         _____          __________          _________
________________         _____          __________          _________

Optionee acknowledges that he understands he has no right whatsoever to exercise the Option(s) granted hereunder with respect to any Optioned Shares covered by any installment except as provided above. Optionee further understands that the Option(s) granted hereunder shall expire and become unexercisable as provided in
Section 3(c) below.

     3.        GOVERNING PLAN.     This Agreement hereby incorporates by
reference the Plan and all of the terms and conditions of the Plan as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect the Optionee's rights under this Agreement and the Plan except as may be required by applicable law. Optionee expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions Of the Plan; and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. The Optionee also hereby expressly acknowledges, represents and agrees as follows:

               (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that Optionee is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

               (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or the Committee, if so authorized) upon any questions arising under the Plan.

               (c) Acknowledges that Optionee is familiar with Section 8 of the Plan regarding the terms and conditions of the Option(s) and represents that Optionee understands that said Option(s) must be exercised an or before the earliest of the following dates, whichever is applicable: (i) the "Terminate" date noted above in Section 2; (ii) the day prior to the day the Option shall expire, as provided in Section 8(b) of the Plan; (iii) the date on which a transaction specified under Section 8(c) of the Plan is consummated; (iv) the date which is not more than three (3) months following the Optionee's termination of employment for any reason other than death or total and permanent disability, as provided under Section 8(d) of the Plan; or (v) the date that is one year following the Optionee's termination of employment by reason of his death, or the date that is one year following his termination of employment by reason of total and permanent disability, whichever is applicable, as provided in Section 8(e) of the Plan.

               (d) Acknowledges and understands that Optionee shall pay the entire option Price in cash or shares of the Company's Common Stock at the time the Option(s) are exercised, as permitted by Section 8(h) of the Plan; that use Of Common Stock to pay the exercise price of an Option may have significant adverse tax consequences for Optionee; and that Optionee should consult with a competent tax advisor prior to utilizing common Stock of the Company to exercise an Option.

               (e) Acknowledges and understands that the Option(s) granted hereunder to optionee supersede any and all other options, or promise(s) to grant options, that may have been previously granted or made at any prior time to Optionee by the Company, and that any and all other option plans of the Company, and any unexercised options existing pursuant to those plans, terminated on the date that the Plan was adopted.

     4.        EXERCISE.

               (a) In order to exercise an Option, the Optionee shall deliver a written notice of exercise to the Company at its principal business office, which notice shall specify the number of shares to be purchased and shall be accompanied by payment in cash or check made payable to the order of the Company in the full amount of the Option Price of the shares to be purchased.

               (b) In lieu of paying the total purchase price by cash or check, the Optionee shall have the right to pay all or any portion of the total purchase price with shares of common Stock of the Company held by the Optionee. The amount of the purchase price deemed paid in this manner shall be the fair market value as of the date of exercise of the shares surrendered, as determined by the Board of Directors of the Company in its sole discretion, exercised in good faith. If the Optionee elects to pay all or any portion of the total purchase price in this manner, he shall accompany his notice of exercise with the stock certificates he desires to surrender, duly endorsed for transfer to the Company.

     5. STOCK BUY-SELL AGREEMENT. As a condition to the exercise of any portion of an Option, the Board may require the Optionee to enter into a Stock Buy-Sell Agreement with the company in the form that is in effect at the time of the exercise.

     6. REPRESENTATION AND WARRANTIES. Optionee represents and warrants that optionee is acquiring this Option for his own account and not with any distribution of this Option or the shares of Common Stock which may be acquired upon exercise of the Option. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

     7. OPTIONS NOT TRANSFERABLE. The Option(s) may be exercised during the lifetime of the Optionee only by the Optionee. The Optionee's rights and interests under this Agreement and in and to the Option(s) may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred in any manner, either voluntarily or involuntarily by operation of law, except by will or the laws of descent or distribution subject to the provisions of section 8(e) of the Plan.

     8. NO ENLARGEMENT OF EMPLOYEE RIGHTS. Nothing in this Agreement shall be construed to confer upon the Optionee any right to continued employment with the Company, or to restrict in any way the right of the company to terminate his employment.

     9. RELEASE. Optionee for himself or herself and on behalf of any present or former spouse and any other person claiming by or through any of them hereby releases, discharges and forever acquits the Company and each of its present or former officers, directors, shareholders, agents, accountants, attorneys and employees from any and all demands, debts, liabilities, duties, causes of action or any other claims of any kind or character, whether known or unknown, suspected or unsuspected, which now exists or which may be alleged to now exist or which has existed or may be alleged to have existed, arising out of Optionee's employment by the Company. Optionee agrees and expressly intends that the release set forth in this Section 9 shall include a release of unknown or unsuspected claims. Optionee expressly acknowledges that unknown or unsuspected claims may exist which, if know or suspected by Optionee, might have materially affected this Agreement between the parties. However, as a material inducement for the Company's promises as set forth herein, Optionee offers and intends to release all such unknown or unsuspected claims, In this regard, Optionee acknowledges that he or she is aware of the provisions of civil Code
Section 1542 and, being fully advised by counsel, knowingly waives the benefit of such provisions. The provisions of civil

Code Section 1542 which are being waived by Optionee are as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     10. WITHHOLDING OF TAXES. Optionee authorizes the Company to withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of the Option(s) or the issuance of stock pursuant to the exercise of such Option(s).

     11. LAWS APPLICABLE TO CONSTRUCTION. This Agreement shall be construed and enforced in accordance with the internal substantive laws of the State of California without reference to conflicts of law principles.

     12. AGREEMENT BINDING ON SUCCESSORS. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

     13. COSTS OF LITIGATION. In any action at law or in equity to enforce any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgement or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses and fees on any appeals), and if the successful party recovers judgement in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgement.

     14        NECESSARY ACTS.  The Optionee agrees to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

     15. COUNTERPARTS. For convenience, this Agreement may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purposes without the production of any other counterparts.

     16. INVALID PROVISIONS. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

          IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written above.


PEREGRINE SYSTEMS, INC.                 OPTIONEE


                                        --------------------
                                        Signature


--------------------                    --------------------
James W. Butler,                        Printed Name
President

                                        --------------------
                                        Street Address
--------------------
Deborah S. Mings,                       --------------------
Secretary                               City and State

                                        --------------------
                                        Social Security Number

          By his or her signature below, the spouse of the Optionee, if such Optionee be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan.



                                        -----------------------
                                        Spouse's signature


                                        -----------------------
                                        Printed Name


                                        Dated:
                                              -----------------

          By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.


                                        -----------------------
                                        Optionee's Signature


                                        Dated:
                                              -----------------

                          PEREGRINE SYSTEMS, INC.

                     EMPLOYEE STOCK BUY-SELL AGREEMENT








FORM DATE: 11/29/90

                     EMPLOYEE STOCK BUY-SELL AGREEMENT


               This Employee Stock Buy-Sell Agreement ("Agreement") is entered into as of ______________, 19 _____ by and between Peregrine Systems, Inc., a California corporation, ("Company") and ____________________ ("Employee").


                                    I

                          RIGHT OF FIRST REFUSAL

               1.01 COMPANY ELECTION TO PURCHASE. Employee (hereinafter referred to as "Transferor") shall not sell, assign or transfer any capital stock of the Company (the "Shares"), or any interest therein, however acquired, to any person, firm or corporation without the written consent of the Company unless the Transferor shall have first offered to sell such Shares as hereinafter provided.

               1.02 OFFER BY TRANSFEROR. Should Transferor desire to transfer Shares, the Transferor shall give written notice to the Company of his or her intention to transfer such Shares (hereinafter referred to as "Transferor's Notice") and shall specify therein the name and address of the transferee, the relationship of the transferee to the Transferor, the terms of such transfer and the number of Shares to be transferred (hereinafter referred to as "Tendered Shares"), The Transferor's Notice shall be accompanied by an offer to sell to the Company all of the Tendered Shares (hereinafter referred to as the "Offer"), and shall specify a date for the closing of the purchase by the Company which shall not be less than forty-five (45) nor more than sixty (60) days after the date of the giving of such Transferor's Notice and Offer. The Offer shall be made on the same terms as to the proposed transferee; provided, however, that the purchase price must be a bona fide purchase price determined as a result of arms-length negotiation, and the time for payment of the purchase price shall be as provided in Section 3.02, below.

               1.03 ACCEPTANCE OF OFFER. Within thirty (30) days after the receipt of the Transferor's Notice and offer, the Company may, at its option, elect to purchase all of the Tendered Shares, The Company shall exercise its election to so purchase by giving notice thereof to the Transferor.

               1.04 FAILURE TO PURCHASE ALL TENDERED SHARES. If the Company does not elect to purchase all of the Tendered

Shares, then none of the Tendered Shares shall be purchased by the Company, and this Agreement shall terminate.

                                    II

                    PURCHASE UPON TERMINATION OF EMPLOYMENT

          2.01 COMPANY ELECTION TO PURCHASE. If at any time Employee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, with cause or without cause, and if at such time Employee holds 5,000 or fewer Shares, the Company shall have the right to purchase all, but not less than all, of the capital stock of the Company Employee may then own, however such Shares were acquired, including without limitation through the exercise of stock options, award of stock bonuses, or the purchase of capital stock of the Company, at a purchase price determined in accordance with the provisions of Section 2.02.

          2.02   DETERMINATION OF PURCHASE PRICE.

          (a) The per Share purchase price of Employee's Shares shall be determined by the Board of Directors and the price stated in the notice pursuant to Section 2.03, unless the Employee files written notice of objection (the "Arbitration Notice") with the Company within 10 days (i) specifying the price which the Employee contends represents the fair value of his Shares of the Company's Common Stock, and (ii) naming an arbitrator with experience in the valuation of Shares of privately-held computer software companies.

          (b) If the Employee gives the Arbitration Notice pursuant to Section 2,02(a), the Company shall within 10 days appoint a second arbitrator with experience in the valuation of Shares of privately-held computer software companies and the two arbitrators shall select a third arbitrator. The arbitrators shall determine the purchase price of the Employees Shares of the Company's Common Stock, which shall be the fair value per Share of Employee's Shares of the Company's Common Stock, pursuant to the rules of the American Arbitration Association and acting by majority vote. The decision of the arbitrators shall be final, binding and unappealable by either the Employee or the Company and both Employee and the Company consent to entry of judgement based on the arbitrator's decision. The cost of arbitration shall be borne solely by the Employee unless in the arbitrators judgement it should be borne by the Company.

               2.03 NOTICE AND ELECTION TO PURCHASE FORMER EMPLOYEE SHARES. No later than forty-five (45) days after the

Termination date, the company shall give Employee notice of the Company's election or non-election to purchase all of Employee's Shares. if the Company elects to purchase Employee's Shares, the closing for the transfer shall occur at the offices of the Company no later than the sixtieth (60th) day after the Termination Date.

          2.04 FAILURE TO PURCHASE ALL EMPLOYEE SHARES. If the Company does not elect to purchase all of Employee's Shares, then none of Employee's Shares shall be purchased by the Company, and this Agreement shall terminate.


                                    III

                             CLOSING PROCEDURES

          3.01 DELIVERY OF SHARES. At the closing, as determined under Section 1 or 2, Employee shall deliver the certificate or certificates representing the Shares to be purchased by the Company, The Share certificate or certificates shall be duly endorsed for transfer to the Company. Delivery of the Shares to the Company shall constitute Employee's representation and warranty to the Company that the Shares are delivered free and clear of all claims, encumbrances, or other rights or interests of third parties, including without limitation community property rights of Employee's spouse or former spouses, and that the Company shall obtain good and marketable title to the Shares upon delivery of the Shares to the Company.

          3.02 PAYMENT OF PURCHASE PRICE. If the purchase is made pursuant to
Section 1 and unless the parties agree otherwise, the purchase price shall be paid over a five-year period in equal monthly installments payable on the 1st day of each month beginning with the first calendar month following the Closing, In addition, interest of 10% will be paid on the unpaid balance, compounded monthly. If the purchase is made pursuant to Section 2, the purchase price shall be paid in full upon delivery of the share certificates.

                                    IV

                                 TERMINATION

          4.01 TERMINATION OF ENTIRE AGREEMENT.  This Agreement shall terminate:

               (i)  Upon the mutual agreement of all the parties; or

               (ii) Upon the completion of any merger, if the Company is not the surviving entity or if the Company is the surviving entity but as a result of the merger becomes a subsidiary of another company, or the sale of substantially all of the assets or stock of the Company; or

               (iii) If the Company does not elect to purchase Employee's Shares in accordance with the provisions of Article 1; or

               (iv) Upon the effectiveness of any registration statement covering Shares of the Company's Common Stock filed pursuant to the Securities Act of 1933, as amended.

          4.02 TERMINATION AS TO PARTICULAR SHARES. Upon the closing of any public offering of capital stock of the Company, the provisions of this Agreement shall terminate as to any Shares of capital stock of the company which may be sold by Employee in any such public offering, and any person acquiring any Shares which were subject to this Agreement through any public offering shall acquire the Shares free and clear of any provisions or restrictions contained in this Agreement.


                                    V

                            GENERAL PROVISIONS

          5.01 NOTICES. All notices, demands, requests, consents, approvals or other communications (collectively "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and may personally served or may be deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

                    To Company:    Peregrine Systems, Inc.
                                   1959 Palomar Oaks Way
                                   Carlsbad, CA 92009


                    To Employee:   ___________________
                                   ___________________
                                   ___________________

or such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service if personally served. Notice mailed as provided herein shall be deemed given on the third business day following the date so mailed.

          5.02 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

          5.03 GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California. In the event a judicial proceeding is necessary, the sole forum for resolving disputes arising under or relating to this Agreement shall be the Municipal and Superior Courts for the County of San Diego, California, and all related appellate courts and the parties hereby consent to the jurisdiction of such courts and that venue shall be in San Diego County, California.

          5.04 ENTIRE AGREEMENT. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to such terms as are included in Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement constituted the complete and exclusive statement of its terms and that no extrinsic evidence may be introduced in any judicial proceeding involving this Agreement.

          5.05 MODIFICATION AND AMENDMENTS. This Agreement may not be modified, changed or supplemented, nor may any obligations hereunder be waived or extensions of time for performance granted, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

          5.06 WAIVERS AND EXTENSIONS. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

          5.07 ATTORNEYS' FEES. Subject to section 1.02 regarding arbitration, should any party institute any action or proceeding to enforce this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys, fees, incurred by the prevailing party in connection with such action or proceeding.

          5.08 TITLES AND HEADINGS. Titles and headings of sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

          5.09 EXHIBITS. Each of the Exhibits referred to herein and attached hereto is an integral part Of this Agreement and is incorporated herein by this reference.

          5.10 ASSIGNMENTS. This Agreement and the rights, duties, and obligations hereunder may not be assigned or delegated by any party without the prior written consent of the other parties. Any assignment of rights or delegation of duties or obligations hereunder made without the written consent of the other parties hereto shall be void and be of no effect Notwithstanding the foregoing, the company may, without obtaining the consent of the other parties, assign this Agreement and the rights, duties, and obligations of the Company hereunder to any person or entity controlling, under common control with, or controlled by the Company.

          5.11 SUCCESSION AND ASSIGNS. This Agreement and the provisions hereof shall be binding upon each of the parties, their successors and assigns.

          5.12 PARTIAL INVALIDITY. If any provision of this Agreement is found to be invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

          5.13 SPOUSAL CONSENTS. Concurrently with the execution of this Agreement, Employee has delivered to the Company a spousal consent in the form of Exhibit I attached hereto executed by Employee's spouse.

          5.14 LEGEND ON SHARE CERTIFICATES. Each Share certificate representing Shares held by Employee shall have endorsed on its face the following words:

          The Shares represented by this certificate are restricted by the provisions of an Employee Stock Buy-Sell Agreement dated as of ___________, 19_____, a copy of which may be inspected at the principal office of the Company, and all of the provisions of which are incorporated herein.

A copy of this Agreement shall be delivered to the Secretary, and shall be shown by the Secretary to any person making inquiry about in

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year reflected below.


"COMPANY"                                                          "EMPLOYEE"

PEREGRINE SYSTEMS, INC.,
a California corporation


                                                                  _____________
                                                                  _____________
                                                                  (Printed Name)
__________________________
James W. Butler, President



____________________________
Deborah S. Mings, Secretary

                         SPOUSAL CONSENT TO AGREEMENT


                    I acknowledge that I have read that certain Employee stock Buy-Sell Agreement dated as of ___________, 19 ______("Agreement") and that I know its contents. I am aware that by its provisions my spouse agrees to sell all Shares of the Company, including my community interest in them, on the conditions specified in the Agreement, I hereby consent to the sale, approve of the provisions of the Agreement, and agree that I will bequeath the shares or any of them or any interest in them by my will to my spouse if I predecease my spouse. I direct that the residuary clause in my will shall not be deemed to apply to my community interest in the Shares.

Dated: ______________________, 19 _______



                                        _____________________
                                        (Signature)



                                        _____________________
                                        (Printed Name)